Vanguard Funds

Supplement Dated October 2, 2019, to the Statement of Additional Information

Leadership Announcement
Effective October 2, 2019, John Bendl has been appointed chief financial officer of the Vanguard funds. Mr. Bendl’s principal occupations during the past five years, outside directorships, and other experience are as follows:

Principal of Vanguard (2016–present). Chief financial officer (October 2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner
(2003–2016) at KPMG LLP (audit, tax, and advisory services).

Also effective October 2, 2019, Thomas J. Higgins and David Cermak have each been appointed finance director of the
Vanguard funds.

© 2019 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI BIO 102019